UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

–––––––––––––––––––––––––––––––––––––

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

SOUNDHOUND AI, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

April     , 2025

To the Stockholders of SoundHound AI, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of SoundHound AI, Inc. (the “Company”) to be held on a virtual basis on Friday, May 23, 2025 at 7:00 a.m. Pacific Time, for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To consider and vote upon an amendment to Section 4.1 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock, $0.0001 par value per share, from 455,000,000 to 755,000,000 (the “Authorized Share Proposal”);

4.      To consider and vote upon an amendment to Section 12.1 of Article XII of the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities (the “Opportunity Waiver Limitation Proposal”);

5.      To consider and vote upon an amendment to Article VIII of the Company’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation (the “Officer Exculpation Proposal”);

6.      To consider and vote upon amendments to Article IV and Article X of the Company’s Second Amended and Restated Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law (the “242(d) Proposal”);

7.      To consider and vote upon an amendment to Section 5.2 of Article V of the Company’s Second Amended and Restated Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders (the “Stockholder Ratification Proposal”); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2025, A VOTE FOR THE AUTHORIZED SHARE PROPOSAL, A VOTE FOR THE OPPORTUNITY WAIVER LIMITATION PROPOSAL, A VOTE FOR THE OFFICER EXCULPATION PROPOSAL, A VOTE FOR THE 242(d) PROPOSAL AND A VOTE FOR THE ELIMINATION OF THE STOCKHOLDER RATIFICATION PROPOSAL.

The Board has fixed the close of business on March 27, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 ARE AVAILABLE ON THE INTERNET AT HTTPS://INVESTORS.SOUNDHOUND.COM/CORPORATE-GOVERNANCE/ANNUAL-MEETING OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 23, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SoundHound AI, Inc. (the “Company”) for use at the 2025 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 7:00 a.m. Pacific Time on Friday, May 23, 2025 on a virtual basis for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Board for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To consider and vote upon an amendment to Section 4.1 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Class A Common Stock, $0.0001 par value per share, from 455,000,000 to 755,000,000 (the “Authorized Share Proposal”);

4.      To consider and vote upon an amendment to Section 12.1 of Article XII of the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities (the “Opportunity Waiver Limitation Proposal”);

5.      To consider and vote upon an amendment to Article VIII of the Company’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation (the “Officer Exculpation Proposal”);

6.      To consider and vote upon amendments to Article IV and Article X of the Company’s Second Amended and Restated Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law (the “242(d) Proposal”);

7.      To consider and vote upon an amendment to Section 5.2 of Article V of the Company’s Second Amended and Restated Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders (the “Stockholder Ratification Proposal”); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, a vote “FOR” the Authorized Share Proposal, a vote “FOR” the Opportunity Waiver Limitation Proposal, a vote “FOR” the Officer Exculpation Proposal, a vote “FOR” the242(d) Proposal, and a vote “FOR” the Stockholder Ratification Proposal.

Stockholders of record of our Class A common stock and Class B common stock at the close of business on March 27, 2025 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: https://www.soundhound.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Class A common stock entitles the holder thereof to one vote and each share of Class B common stock entitles the holder thereof to ten votes. Shares of Class A common stock and Class B common stock vote together as a single class. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. This notice and the attached proxy statement are first being disseminated to stockholders on or about April 28, 2025.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND FOR THE AUTHORIZED SHARE PROPOSAL, A VOTE FOR THE OPPORTUNITY WAIVER LIMITATION PROPOSAL, A VOTE FOR THE OFFICER EXCULPATION PROPOSAL, A VOTE FOR THE 242(d) PROPOSAL AND A VOTE FOR THE ELIMINATION OF THE STOCKHOLDER RATIFICATION PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 23, 2025: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2024, is available at: https://investors.soundhound.com/corporate-governance/annual-meeting.

i

PROXY STATEMENT

SOUNDHOUND AI, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually at 7:00 a.m. Pacific Time on Friday, May 23, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on Friday, May 23, 2025 at 7:00 a.m. Pacific Time, and at any postponement(s) or adjournment(s) thereof. The proxy statement and other proxy materials were first sent or given to stockholders on or about April 28, 2025. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to SoundHound AI, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included along with the proxy statement?

In addition to this proxy statement, we have also sent or given to you:

•        A proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name); and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), or Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) on March 27, 2025 (the “Record Date”) may vote at the Annual Meeting. There were 368,055,781 shares of Class A Common Stock outstanding on the Record Date, each having one vote per share, and there were 32,535,408 shares of Class B Common Stock outstanding on the Record Date, each having ten votes per share. All shares of Common Stock vote together as a single class. Accordingly, a total of 693,409,861 votes may be cast at the Annual Meeting. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 34 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Keyvan Mohajer, our Chief Executive Officer and a Director, Nitesh Sharan, our Chief Financial Officer, and Warren Heit, our general counsel, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Mohajer and Messrs. Sharan and Heit to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To consider and vote upon an amendment to Section 4.1 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Class A Common Stock, $0.0001 par value per share, from 455,000,000 to 755,000,000 (the “Authorized Share Proposal”);

4.      To consider and vote upon an amendment to Section 12.1 of Article XII of the Certificate of Incorporation regarding the waiver of corporate opportunities (the “Opportunity Waiver Limitation Proposal”);

5.      To consider and vote upon an amendment to Article VIII of the Certificate of Incorporation to provide for officer exculpation (the “Officer Exculpation Proposal”);

6.      To consider and vote upon amendments to Article IV and Article X of the Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law (the “242(d) Proposal”);

7.      To consider and vote upon an amendment to Section 5.2 of Article V of the Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders (the “Stockholder Ratification Proposal” and collectively, with the Authorized Share Proposal, Opportunity Waiver Limitation Proposal, Officer Exculpation Proposal and 242(d) Proposal, the “Charter Amendment Proposals”); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, “FOR” the Authorized Share Proposal, “FOR” the Opportunity Waiver Limitation Proposal, “FOR” the Officer Exculpation Proposal, “FOR” the 242(d) Proposal, and “FOR” the Stockholder Ratification Proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4)    By Mail.    You may vote by mail. If you received printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you received printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Warren Heit, our General Counsel, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor and the Authorized Share Proposal, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors, the Opportunity Waiver Limitation Proposal, the Officer Exculpation Proposal, the 242(d) Proposal, and the Stockholder Ratification Proposal and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to each of proposals 2, 3, 4, 5, 6 and 7, you may vote “for” or “against” such proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the Opportunity Waiver Limitation Proposal, the Officer Exculpation Proposal, the 242(d) Proposal, and the Stockholder Ratification Proposal are each “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor and the Authorized Share Proposal are “routine” matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the effect of a vote against the ratification of this proposal, but since this is a routine matter, brokers may vote at the Annual Meeting on this proposal provided that they have not received instructions from a beneficial owner.

How many votes are required to approve the Authorized Share Proposal?

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Authorized Share Proposal. Abstentions will have the same effect as votes against the proposal, but since this is a routine matter, brokers may vote at the Annual Meeting on this proposal provided that they have not received instructions from a beneficial owner.

How many votes are required to approve the Opportunity Waiver Limitation Proposal?

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Opportunity Waiver Limitation Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

How many votes are required to approve the Officer Exculpation Proposal?

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Officer Exculpation Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

How many votes are required to approve the 242(d) Proposal?

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the 242(d) Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

How many votes are required to approve the Stockholder Ratification Proposal?

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Stockholder Ratification Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “for” the Authorized Share Proposal, the Opportunity Waiver Limitation Proposal, the Officer Exculpation Proposal, the 242(d) Proposal, and the Stockholder Ratification Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Mr. Heit at the offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this proxy statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of SoundHound AI, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on May 23, 2025, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about April 18, 2025. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on a virtual basis on Friday, May 23, 2025 at 7:00 a.m. Pacific Time, or such other date, time and place to which the Annual Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To consider and vote upon an amendment to Section 4.1 of Article IV of the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock, $0.0001 par value per share, from 455,000,000 to 755,000,000;

4.      To consider and vote upon an amendment to Section 12.1 of Article XII of the Certificate of Incorporation regarding the waiver of corporate opportunities;

5.      To consider and vote upon an amendment to Article VIII of the Certificate of Incorporation to provide for officer exculpation;

6.      To consider and vote upon amendments to Article IV and Article X of the Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law;

7.      To consider and vote upon an amendment to Section 5.2 of Article V of the Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders; and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” the Authorized Share Proposal, the Opportunity Waiver Limitation Proposal, the Officer Exculpation Proposal, the 242(d) Proposal, and the Stockholder Ratification Proposal.

Record Date and Voting Power

Our Board fixed the close of business on March 27, 2025, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were an aggregate of 400,591,189 shares of Common Stock outstanding, consisting of 368,055,781 shares of Class A Common Stock and 32,535,408 shares of Class B Common Stock. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. All shares of Common Stock vote together as a single class. Accordingly, a total of 693,409,861 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the capital stock of the Company that is issued and outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the effect of a vote against the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Authorized Share Proposal. Abstentions will have the same effect as votes against the proposal, but since this is a routine matter, brokers may vote at the Annual Meeting on this proposal provided that they have not received instructions from a beneficial owner.

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Opportunity Waiver Limitation Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Officer Exculpation Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the 242(d) Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Stockholder Ratification Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.      In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

4.      By mail.    You may vote by mail. If you received printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you received printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this proxy statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Amended and Restated Bylaws (the “Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Dr. Mohajer at offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 5400 Betsy Ross Drive, Santa Clara, CA, 95054. The Company’s telephone number at such address is (408) 441-3200.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of each director nominee, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, AND “FOR” THE AUTHORIZED SHARE PROPOSAL, the Opportunity Waiver Limitation Proposal, the Officer Exculpation Proposal, the 242(d) Proposal, and the Stockholder Ratification Proposal.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka, and Dr. Eric Ball. Accordingly, at the Annual Meeting, five directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Dr. Keyvan Mohajer.    Dr. Keyvan Mohajer has been our Chief Executive Officer and a member of the Board since the consummation of the merger consummated pursuant to that certain Merger Agreement, dated as of November 15, 2021, as amended and supplemented, by and among Archimedes Tech SPAC Partners Co., ATSPC Merger Sub and SoundHound, Inc. (“Legacy SoundHound”) in April 2022 (the “Business Combination”). Dr. Mohajer has served as Legacy SoundHound’s Chief Executive Officer and a member of Legacy SoundHound’s Board of Directors (the “Legacy SoundHound Board”) since 2005, when he co-founded Legacy SoundHound. Dr. Mohajer is a technical founder and visionary entrepreneur with over 20 years of experience scaling multiple companies. Dr. Mohajer is a key contributor to SoundHound’s core technologies, with over 90 patents granted or pending. In 2017, Dr. Mohajer was named a “Top 40 Under 40” business leader by Silicon Valley Business Journal. Dr. Mohajer received his Bachelor of Science degree in Electrical Engineering from the University of Toronto in 2000, his Master of Science from Stanford University in 2002 and his Ph.D. in Electrical Engineering from Stanford University in 2007. We believe that Dr. Mohajer, as a founder of the company, is well qualified to serve as a member of the Board because of his extensive knowledge of the Company’s business and technologies.

James Hom.    James Hom has been a member of the Board and Chief Product Officer since the consummation of the Business Combination in April 2022. Mr. Hom, one of SoundHound’s co-founders, has served as Vice President of Products and the Chief Product Officer and a member of the Legacy SoundHound Board since 2006. As Chief Product Officer, Mr. Hom leads product development and advancement of SoundHound’s Voice AI platform and multiple business-to-consumer products. Mr. Hom earned his Bachelor of Science Degree in Computer Science from Stanford University in 2005. We believe that Mr. Hom, as a founder of the company, is well qualified to serve as a member of the Board because of his extensive knowledge of the Company’s business and technologies.

Larry Marcus.    Larry Marcus has been a member of the Board since the consummation of the Business Combination in April 2022. Prior to that, Mr. Marcus served as a member of the Legacy SoundHound Board since 2009. He is a Co-founder and Managing Director of Marcy Venture Partners, a San Francisco-based venture capital firm investing in consumer, culture and positive impact businesses since February 2018. He is also a Co-Founder and Managing Partner at MarcyPen Capital Partners, a private equity firm involved in venture capital investments, since September 2024. Since June 2000, Mr. Marcus has also been a Managing Director at Walden Venture Capital. Previously, Mr. Marcus was a digital media sell-side equity research analyst at Deutsche Bank Alex Brown from 1995 to 2000. Mr. Marcus currently serves, and in the past has served, on the boards of directors of a number of private companies, some of which have gone on to become public companies. Mr. Marcus received his Bachelor of Arts in Political Economy of Industrial Societies in 1987 and his Master of Business Administration in 1993, both from the University of California, Berkeley. We believe that Mr. Marcus is well qualified to serve as a member of the Board because he has extensive knowledge of the Company’s business, and also because of this significant venture capital and finance experience.

Diana Sroka.    Diana Sroka has been a member of the Board since the consummation of the Business Combination in April 2022. In 2001, Ms. Sroka joined HP Inc. (“HP”) (f/k/a Hewlett-Packard Company) (NYSE:HPQ), a global technology company based in Palo Alto, California, and has held various leadership roles in finance and business functions within HP. Starting May 2023, Ms. Sroka is serving as the global product leader for HP’s new Consumer Services Business, expanding her prior role leading consumer print services. Prior to these assignments, from March 2017 to November 2020, Ms. Sroka served as HP’s Chief Executive Officer’s Chief of Staff, where she was responsible for regular review and approval of internal Sarbanes-Oxley Act controls related to matters managed by the Executive Leadership Team. Prior to serving as Chief of Staff, Ms. Sroka served as an Investor Relations Officer on HP’s Investor Relations team commencing in June 2014. From November 2015 through March 2017, she served as HP’s Head of Investor Relations. Prior to her employment at HP, Ms. Sroka was a Business Planning Analyst for Visteon Corporation and a Product Engineer with Ford Motor Company. Ms. Sroka was elected to the Board of Professional Business Women of California in November 2022, was elected as the Treasurer of the Executive Committee in July 2023 and elected as President and Chair in September 2024. Ms. Sroka earned her Bachelor of Science Degree in Mechanical Engineering from Pennsylvania State University in 1995 and her Master of Business Administration Degree from the University of Michigan in 2000. We believe that Ms. Sroka is well qualified to serve as a member of the Board because she has extensive background in accounting, financial management and internal accounting controls.

Dr. Eric R. Ball.    Dr. Eric R. Ball has been a member of our Board since the Company’s initial public offering in March 2021 and remained on the Board following the Business Combination. He has served as chairman of the board of Archimedes Tech SPAC II (Nasdaq: ATIIU), a special purpose acquisition company, since February 2025. Since 2016, Dr. Ball has been the General Partner of Impact Venture Capital, a Silicon Valley based venture firm investing in early-stage applied-AI start-up companies. From 2015 until 2016, Dr. Ball served as the Chief Financial Officer for C3 AI, an enterprise AI software provider. From 2005 to 2015, Dr. Ball served as Senior Vice President and Treasurer for Oracle. Prior to 2005, Dr. Ball served in a variety of finance roles at Flextronics International, Cisco Systems, Avery Dennison, and AT&T. Dr. Ball has served as the Chairman of the Board of CapConnect+, a start-up company that is focused on linking corporate bond issuers to their institutional buyers, since 2020. Dr. Ball also served as an advisor to Kyriba, a private treasury management software provider from 2017 until November 2022. Dr. Ball also served as a board member and Audit Chairman of Glu Mobile Inc, a developer and publisher of mobile games from 2013 until April 2021. Dr. Ball received his Ph.D. in management at the Drucker-Ito School of Claremont Graduate University. Dr. Ball received his MBA in finance and MA in economics at the University of Rochester. Dr. Ball graduated with honors from the University of Michigan with a Bachelor of Arts degree in Economics. Dr. Ball is also the co-author of the book “Unlocking the Ivory Tower”. We believe that Dr. Ball is well-qualified to serve as a director of the company given his extensive finance, mergers and acquisitions, investing and public company experience in the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

Current Directors and Executive Officers

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company
Dr. Keyvan Mohajer	47	Director, Chief Executive Officer
James Hom	41	Director, Chief Product Office
Larry Marcus	59	Director
Diana Sroka	52	Director
Dr. Eric Ball	61	Director
Dr. Majid Emami	48	Chief Science Office and Senior Vice President of Engineering
Timothy Stonehocker	44	Chief Technology Officer
Nitesh Sharan	50	Chief Financial Officer
Michael Zagorsek	50	Chief Operating Officer

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. Kamyar Mohajer, the brother of the Company’s CEO, Keyvan Mohajer, is an employee of SoundHound.

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our Class A Common Stock trades on the Nasdaq Global Market and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Mr. Marcus, Ms. Sroka and Dr. Ball currently meet the definition of “independent” as defined by the SEC. The Board has separately designated audit, compensation and nominating and governance committees.

Role of Board in Risk Oversight Process

We face a number of risks, including those described in the section entitled “Risk Factors” contained in Annual Report on Form 10-K. Our Board believes that risk management is an important part of establishing, updating and executing on our business strategy. Our Board has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our Board focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our Board receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Committees of the Board

The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below. Committee charters are available on our investor relations website at investors.soundhound.com/corporate-governance/documents-charters.

Audit Committee

Our Board has established an Audit Committee, composed of Dr. Ball, Mr. Marcus and Ms. Sroka, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Dr. Ball is the chair of the Audit Committee. Our Board has determined that Dr. Ball qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

The Audit Committee also oversees risks from cybersecurity threats as part of its broader risk oversight responsibilities. The Board recognizes the importance of cybersecurity in safeguarding the Company’s assets and operations.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee

Our Board has established a Compensation Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our executive officers and also administers or delegates the power to administer the Company’s incentive compensation and equity-based compensation plans.

Please see the section entitled “Compensation Committee Report” for further matters related to the Compensation Committee.

Nominating and Corporate Governance Committee

Our Board has established a Nominating and Corporate Governance Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board and to serve on the standing committees of the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others. The Nominating and Corporate Governance Committee considers several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other persons.

Attendance

There were four (4) meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2024. Each of our directors attended all of the meetings of the Board held during fiscal year 2024, while such director was a member of the Board.

There were six (6) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2024. Each of the committee members attended all of the meetings of the Audit Committee held during fiscal year 2024, while such committee member served on the Audit Committee.

There were four (4) meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2024. Each of the committee members attended all of the meetings of the Compensation Committee held during fiscal year 2024, while such committee member served on the Compensation Committee.

There were four (4) meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during fiscal year 2024. Each of the committee members attended all of the meetings of the Nominating and Corporate Governance Committee held during fiscal year 2024, while such committee member served on the Nominating and Corporate Governance Committee.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other Board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation Committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our Compensation Committee or their affiliates.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, SoundHound AI, Inc., 5400 Betsy Ross Drive, Santa Clara, CA 95054. A current copy of our code of ethics is also available on the SEC’s website at http://www.sec.gov.

Insider Trading Policy

We have adopted a formal policy against insider trading which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all required Section 16(a) filings were made on a timely basis during fiscal year 2024.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Committee Report

The Compensation Committee of the Board, which is comprised solely of independent directors within the meaning of applicable rules of Nasdaq, outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for developing executive compensation policies and advising the Board with respect to such policies and administering the Company’s cash and equity incentive plans. The Compensation Committee sets performance goals and objectives for the CEO and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may retain the services of a compensation consultant and consider recommendations from the CEO with respect to goals and compensation of the other executive officers. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews non-employee director compensation. All decisions with respect to executive compensation are approved by the Compensation Committee and all decisions with respect to director compensation are recommended by the Compensation Committee to the full Board for approval.

The Compensation Committee has reviewed and discussed the compensation discussion and analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee:

Larry Marcus, Chair
Dr. Eric Ball

Compensation Discussion and Analysis

Our compensation discussion and analysis (“CD&A”) describes our executive-compensation philosophy and program as reported in the executive compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2024 named executive officers (“NEOs”) of the Company:

Name	Position with the Company
Dr. Keyvan Mohajer, CEO	President & Chief Executive Officer
Nitesh Sharan, CFO	Chief Financial Officer
Michael Zagorsek, COO	Chief Operating Officer
Timothy Stonehocker, CTO	Chief Technology Officer
James Hom, CPO	Chief Product Officer

Compensation Philosophy

We have designed our executive compensation programs to support the goals below:

•        Attract and retain talent that can help us scale as a newly public company and beyond;

•        Directly and substantially link rewards to measurable corporate and individual performance;

•        Reinforce alignment of executives with the goal of creating long-term shareholder value; and

•        Start low and grow in progressing overall compensation package value to market.

Long-term incentives for NEOs are emphasized more in our executives’ total compensation packages. The Company believes that the compensation of its executive officers should align the executive officers’ interests with those of our shareholders and focus executive officer behavior on achieving both near-term corporate goals and long-term business and strategies. The Compensation Committee reviews and approves all components of the Company’s executive officer compensation, and equity incentive compensation being weighted over 50% of their total compensation ensures that its executive officers are motivated over the long term to respond to the Company’s business challenges and opportunities as owners, thereby aligning the executive officers’ interests with those of our shareholders.

The Compensation Committee determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of Company goals and objectives and the best interests of shareholders. Corporate performance is taken into account in setting compensation policies and making decisions, which include, but are not limited to, revenue, profitability, and annual recurring revenue.

Compensation Governance and Best Practices

We are committed to including strong governance standards in our compensation programs. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Prioritize performance-based, at-risk compensation	☒	Provide significant perquisites
✓	Emphasize equity compensation to promote executive retention	☒	Permit hedging or pledging of our stock
✓	Engage an independent compensation consultant	☒	Provide single-trigger cash payments upon a change in control
✓	Grant compensation that aligns executives with our goal of creating long-term shareholder value	☒	Provide tax-gross ups

Stockholder Advisory Vote on Executive Compensation

Our Compensation Committee reviewed the results of our most recent Say-on-Pay vote in 2024 and determined that the strong support the proposal received was reflective of shareholders’ approval of our compensation program for our NEOs.

Determination of Executive Compensation

Role of the Compensation Committee

Our Compensation Committee is responsible for establishing and overseeing our executive compensation programs, and annually reviewing and determining the compensation to be provided to our NEOs.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to his own compensation), current and past total compensation, market compensation data provided by an independent compensation consultant, our financial and operational performance in the most recent fiscal year, and each executive’s impact on our performance. Our Chief Executive Officer makes recommendations based on his evaluation of each executive’s performance, of which he has direct knowledge.

Role of Management

Our executives consulted with the Compensation Committee in 2024 and provided valuable insights into the Company’s operations and future expectations. The Compensation Committee also sought and received feedback from executives regarding how compensation plans should be structured to provide the maximum benefit to the Company. The Compensation Committee met in executive session to discuss, deliberate, and decide executive compensation.

Role of Compensation Consultant

Our Compensation Committee has engaged Compensia (“Compensia” or the “Compensation Consultant”), most recently in July 2024, to provide executive compensation consulting services. At this time, Compensia provided services related to the review of our compensation levels, our equity awards, the structure of our incentive compensation plans, equity ownership, regulatory developments, and our compensation peer group. Compensia did not provide any services to the Company other than its engagement by the Compensation Committee. The Compensation Committee reviewed Compensia’s independence under NASDAQ and SEC rules and concluded that its work has not raised any conflict of interest.

Compensia previously developed the below peer group prior to July 2024, which was used to inform our executive compensation programs at the beginning of the year, except for our equity compensation program. Specifically, we use peer group data to obtain compensation benchmarks for our named executive officers, specifically with technology companies, with a focus on software companies, with revenue below $500M and market cap between $500M to $5B.

• Agilysys	• LivePerson	• PROS Holdings	• SPS Commerce
• AppFolio	• Model N	• QAD	• Upland Software
• Cerence	• Momentive Global	• Qualys	• Yext
• Domo	• PagerDuty	• Riot Blockchain	• Zuora
• Ideanomics	• Ping Identity Holding	• SailPoint Technologies

The current executive compensation packages are benchmarked conservatively to be reflective of a newly public company, but also competitive enough to attract and retain the right talent. Our executive compensation decisions are informed by competitive market data in addition to the reviews of individual roles and performance.

We review our compensation levels annually against our peer group and assess executives based on their individual performance and overall company performance. Compensia developed the new peer group below in July 2024, which was utilized by our Compensation Committee in the compensation review in August 2024 and used to inform our 2024 equity grants to our NEOs. The new peer group data to obtain compensation benchmarks for our named executive officers, specifically with technology companies, with a focus on software companies, with revenue below $500M and market cap between $500M to $3B

• Agilysys	• Fastly	• Olo	• Sprout Social
• Amplitude	• iLearningEngines	• PagerDuty	• Yext
• Appian	• Intapp	• PROS Holdings	• Zuora
• Braze	• JFrog	• Riot Platforms
• C3.ai	• nCino	• Semrush Holdings

The Compensation Committee, comprised entirely of independent directors, receives and reviews the recommendations from Compensia, considers any relevant guidance from Compensia, and makes the final decision on compensation for our named executive officers.

Elements of Compensation

Our NEO compensation consists primarily of a base salary, an annual incentive award, and equity incentive compensation. Base salaries are intended to provide our NEOs with certain, regular payments that align with the market and consider the scope of their role. Annual incentives are intended to align our NEOs with our short-term financial and operational performance goals, and equity compensation is intended to retain NEOs over the long term and align the interests of our NEOs with those of our shareholders. Both annual incentives and equity compensation is considered at-risk, and as such, may not be earned if the NEOs’ and/or the Company’s performance does not attain the desired outcomes. Our Compensation Committee annually reviews each element of the NEOs’ compensation on a holistic basis, and awards compensation to our NEOs, allocating between long-term and short-term compensation and cash and non-cash compensation based on market competitive practices and the advice of our Compensation Consultant.

Base Salary

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. Effective August 1, 2024, the NEOs’ base salaries were adjusted to align with market standards based on a market study conducted by our Compensation Consultant. The amount of the adjustments for each NEO is reflected in the table below. As of December 31, 2024, our NEOs’ annualized base salaries were as follows:

Name	Annualized Base Salary as of December 31, 2024
Dr. Keyvan Mohajer, CEO	$533,000
Nitesh Sharan, CFO	$442,000
Michael Zagorsek, COO	$434,000
Timothy Stonehocker	$365,000
James Hom	$365,000

Annual incentive compensation plan

In 2024, as part of their employment agreements, executives were eligible for annual incentives, as approved by the Compensation Committee and the Board, with pre-established goals and weightings, which were designed to reward achievements based upon quantitative & qualitative Company performance (the “Company Objectives”), and to incentivize and reward NEOs for achieving performance goals that drive Company performance, align pay and performance, and support the long-term growth of the Company.

All incentive payouts are calculated based solely on Company Objectives to closely align compensation with the Company’s performance. The Compensation Committee set thresholds, target, and maximum performance goals, and related payout levels, considering annual cash incentive compensation levels for comparable positions within our peer group. An NEO could earn between 0% and 150% of the NEOs’ Target Award for achievement of Company Objectives, dependent upon the level of achieved performance. Additionally, our Compensation Committee retains the discretion to increase or reduce the amount of any payout. Our 2024 annual bonus compensation plan included the following goals and weightings:

Metric	Weight	2024 Performance Achievement (earned %)
Revenue	25%	(100)%
Year End Adjusted EBITDA	25%	(0)%
Annual Recurring Revenue	25%	(100)%
Individual Performance	25%	(100)%

____________

(1)      We have not disclosed our Revenue, Year End Adjusted EBITA, and Annual Recurring Revenue goals because such disclosure could cause us competitive harm. The Compensation Committee set these goals at levels that we believe to be achievable in connection with strong performance.

Based on the Company’s strong 2024 performance, the following amounts were earned under our annual bonus compensation plan:

Name	Target Bonus	2024 Bonus Earned	2024 Bonus Actually Paid
Dr. Keyvan Mohajer, CEO	$484,583	$363,437	$242,292
Nitesh Sharan, CFO	$252,417	$189,312	$126,208
Michael Zagorsek, COO	$250,250	$187,687	$125,125
Timothy Stonehocker	$173,750	$130,312	$86,875
James Hom	$173,750	$130,312	$86,875

Bonuses were paid in February 2025 based on our 2024 fiscal year performance. Even though revenue and individual performance targets were met, the Compensation Committee reviewed the overall achievement and considered other performance measures of the Company and determined that 50% pay-out on targets was more aligned with our financial situation. Accordingly, the Compensation Committee exercised its discretion to reduce payouts to 50% of the target amount for each of our NEOs.

Equity Incentive Compensation

The Compensation Committee believes that equity incentives in the form of service vesting-based restricted stock awards are effective instruments for long-term compensation. Restricted stock awards align individual and team performance with the achievement of the Company’s strategic and financial goals, long-term value creation, and shareholders’ interests. Restricted stock awards are impacted by all stock price changes, so the value to the executive officers is affected by both increases and decreases in stock price from the market price at the date of grant. In determining the NEOs’ restricted stock awards, the Compensation Committee did not consider any compensation amounts previously granted that may have become realizable by our NEOs.

In benchmarking against companies in the same industry that are similar in size, value, and market cap, equity incentive awards for 2024 in the form of Restricted Stock Awards were determined by targeting the 50th percentile of our peer group. Total Compensation packages are highly leveraged on equity to provide overall packages that are both competitive to the market, while aligning our status as a newly public company on the path to profitability.

Following the Compensation Committee’s benchmarking and considering the equity awards granted to our NEOs in 2022 in connection with their entering into new employment agreements, the Compensation Committee determined to grant service-based-vesting restricted stock to our NEOs in 2024 to enhance retention. The details of the grants made to each NEO in 2024 are shown in the table below. The awards vest in 36 monthly increments beginning in September 2024 subject to each NEOs continued employment with the Company through the applicable vesting date.

Name	Number of Restricted Stock Awards Received in 2024	Value of Restricted Stock Awards Received(1)
Dr. Keyvan Mohajer, CEO	1,500,000	$6,990,000
Nitesh Sharan, CFO	750,000	$3,495,000
Michael Zagorsek, COO	750,000	$3,495,000
Timothy Stonehocker	400,000	$1,864,000
James Hom	400,000	$1,864,000

____________

(1)      The amounts disclosed represent the aggregate grant date fair value of stock awards granted to our named executive officers during the fiscal year ended December 31, 2024 under our 2022 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718

Retirement Savings, Health, and Welfare Benefits

All full-time employees, including the executive officers, are eligible to participate in the health benefits programs, including medical, dental and vision care coverage, disability and life insurance and the Company’s 401(k) plan.

Other Employee Benefits

We generally do not provide perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program.

Severance and Change in Control Arrangements

Payments to our NEOs upon a termination of employment are described under the “Potential Payments Upon a Termination or Change in Control” table below. These compensation arrangements are contained in each NEO’s employment agreement and are not a factor in the Compensation Committee’s determination of current-year compensation. These arrangements are the result of arm’s length negotiations.

Other Compensation Policies and Considerations

Derivatives Trading, Hedging, and Pledging Policies

Our insider trading policy prohibits our executive officers and directors from (i) using any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our stock and (ii) holding our stock in margin accounts or pledging our stock as collateral for a loan.

Tax and Accounting Considerations

The Compensation Committee considers the tax and accounting consequences of our compensation programs, including the impact of Section 162(m) of the Internal Revenue Code, which generally limits the tax deductibility of compensation paid by public companies to certain executive officers of public companies to $1 million. Our Compensation Committee may exercise business judgment in accordance with its compensation philosophy to award compensation that is not tax deductible if it determines that such award is in the best interests of the Company and our stockholders.

Award Timing

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates. Our 2024 equity awards were made in August following our Compensation Consultant’s market analysis of our peer group.

Accounting for Share-Based Compensation

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date fair value of these awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Clawback Policy

For information on our Executive Compensation Clawback Policy, see section below entitled “Compensation Recovery and Clawback Policy.”

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2024, 2023, and 2022, with respect to compensation awarded to, earned by or paid to our named executive officers.

Summary Compensation Table

Name	Fiscal Year	Salary	Bonus	Stock Awards(1)		Option Awards	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
Dr. Keyvan Mohajer,	2024	$484,583	—	$6,990,000	(3)	—	$242,292	—	$7,716,875
CEO	2023	$421,875		$1,326,000		—	$116,103	—	$1,863,978
	2022	$381,042	$112,500	$10,054,500		—	—	—	$10,548,042
Nitesh Sharan,	2024	$388,333		$3,495,000	(4)	—	$126,208	—	$4,009,541
CFO	2023	350,000		$773,500		—	$54,181	—	$1,177,681
	2022	$328,958	$127,500	$4,302,250		—	—	—	$4,758,708
Michael Zagorsek,	2024	$385,000	—	$3,495,000	(5)	—	$125,125	—	$4,005,125
COO	2023	350,000	—	$773,500		—	$54,181	—	$1,177,681
	2022	$308,958	$52,500	$4,302,250		—	—	—	$4,663,708
Timothy Stonehocker,	2024	$347,500	—	1,864,000	(6)	—	86,875	—	$2,298,375
CTO	2023	$335,000	—	$442,000		—	$43,216	—	$820,216
	2022	302,479	41,875	$4,035,235		—		$—	$4,379,589
James Hom,	2024	$347,500	—	$1,864,000	(7)	—	$86,875	—	$2,298,375
CPO	2023	335,000	—	$442,000		—	$43,216	—	$820,216
	2022	$302,479	$41,875	$3,426,750		—	—	—	$3,771,104

____________

(1)      The amounts disclosed represent the aggregate grant date fair value of stock awards granted to our named executive officers during the fiscal year ended December 31, 2024 under our 2022 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock awards are set forth in the notes to our audited financial statements included elsewhere in this Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(2)      As applicable, reflects cash amounts earned in Fiscal 2024 and paid in February 2025 pursuant to the Company’s annual incentive arrangement. For further information, please see our CD&A.

(3)      Represents the fair value of 1,500,000 service vesting-based restricted stock granted on August 1, 2024 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule beginning on September 1, 2024 with the remainder vesting over 3 years subject to the executive’s continued employment with the Company through the applicable vesting date.

(4)      Represents the fair value of 750,000 service vesting-based restricted stock granted on August 1, 2024 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule beginning on September 1, 2024 with the remainder vesting over 3 years subject to the executive’s continued employment with the Company through the applicable vesting date.

(5)      Represents the fair value of 750,000 service vesting-based restricted stock granted on August 1, 2024 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule beginning on September 1, 2024 with the remainder vesting over 3 years subject to the executive’s continued employment with the Company through the applicable vesting date.

(6)      Represents the fair value of 400,000 service vesting-based restricted stock granted on August 1, 2024 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule beginning on September 1, 2024 with the remainder vesting over 3 years subject to the executive’s continued employment with the Company through the applicable vesting date.

(7)      Represents the fair value of 400,000 service vesting-based restricted stock granted on August 1, 2024 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule beginning on September 1, 2024 with the remainder vesting over 3 years subject to the executive’s continued employment with the Company through the applicable vesting date.

Narrative Disclosure to Summary Compensation Table

Agreements with the Company’s Named Executive Officers as of December 31, 2024

On June 2, 2022, our Compensation Committee and full Board approved certain compensation adjustments for its named executive officers. The Company also entered into new employment letter agreements with Dr. Keyvan Mohajer, the Company’s Chief Executive Officer; Mr. Nitesh Sharan, the Company’s Chief Financial Officer, Mr. Michael Zagorsek, the Company’s Chief Operating Officer, Mr. Timothy Stonehocker, the Company’s Chief Technology Officer, and Mr. James Hom, the Company’s Chief Product Officer, which employment agreements replaced and superseded all prior employment agreements with such named executive officers.

Employment Agreement with Keyvan Mohajer, Chief Executive Officer

Under Dr. Mohajer’s employment agreement (the “June 2022 CEO Employment Agreement”), Dr. Mohajer is entitled to receive a base salary of $450,000 (currently, $533,000). In addition, Dr. Mohajer is eligible to earn an annual incentive bonus, with a target equal to 100% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion based upon achievement of performance objectives to be determined by the Company.

The June 2022 CEO Employment Agreement provides for the grant to Dr. Mohajer of 720,000 restricted stock units (the “RSUs”) under the SoundHound AI, Inc. 2022 Incentive Award Plan (the “2022 Incentive Award Plan”), which grant became effective upon the filing of the Company’s Registration Statement on Form S-8 (the “Form S-8”) filed with the SEC on July 20, 2022 to register shares under the 2022 Incentive Award Plan. The RSUs have a 4-year vesting period, vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Dr. Mohajer was granted an additional 450,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Dr. Mohajer was also granted 480,000 RSUs that are subject to performance-based vesting (the “PSUs”) under the Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Dr. Mohajer is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 CEO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Dr. Mohajer’s then current base salary and payment for three months of any COBRA premiums if Dr. Mohajer’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Dr. Mohajer has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Nitesh Sharan, Chief Financial Officer

Under Mr. Sharan’s employment agreement (the “June 2022 CFO Employment Agreement”), Mr. Sharan is entitled to receive a base salary of $350,000 (currently $442,000). In addition, Mr. Sharan is eligible to earn an annual incentive bonus, with a target equal to 60% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CFO Employment Agreement provides for a grant to Mr. Sharan of 300,000 RSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of September 15, 2021, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Sharan was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Sharan was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Sharan is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CFO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Sharan’s then current base salary and payment for three months of any COBRA premiums if Mr. Sharan’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Sharan has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Michael Zagorsek, Chief Operating Officer

Under Mr. Zagorsek’s employment agreement (the “June 2022 COO Employment Agreement”), Mr. Zagorsek is entitled to receive a base salary of $350,000 (currently, $434,000). In addition, Mr. Zagorsek is eligible to earn an annual incentive bonus, with a target equal to 60% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 COO Employment Agreement provides for a grant to Mr. Zagorsek of 300,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Zagorsek was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Zagorsek was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Zagorsek is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 COO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Zagorsek’s then current base salary and payment for three months of any COBRA premiums if Mr. Zagorsek’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Zagorsek has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Timothy Stonehocker, Chief Technology Officer

Under Mr. Stonehocker’s employment agreement (the “June 2022 CTO Employment Agreement”), Mr. Stonehocker is entitled to receive a base salary of $335,000 (currently, $365,000). In addition, Mr. Stonehocker is eligible to earn an annual incentive bonus, with a target equal to 50% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CTO Employment Agreement provides for a grant to Mr. Stonehocker of 210,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Stonehocker was granted an additional 175,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Stonehocker was also granted 140,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Stonehocker is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CTO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Stonehocker’s then current base salary and payment for three months of any COBRA premiums if Mr. Stonehocker’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Stonehocker has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with James Hom, Chief Product Officer

Under Mr. Hom’s employment agreement (the “June 2022 CPO Employment Agreement”), Mr. Hom is entitled to receive a base salary of $335,000 (currently, $365,000). In addition, Mr. Hom is eligible to earn an annual incentive bonus, with a target equal to 50% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CPO Employment Agreement provides for a grant to Mr. Hom of 240,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Hom was granted an additional 175,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Hom was also granted 160,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Hom is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CPO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Hom’s then current base salary and payment for three months of any COBRA premiums if Mr. Hom’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Hom has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Grants of Plan-Based Awards

The following table sets forth certain information regarding each grant of plan-based awards made to a named executive officer in the last completed fiscal year under any plan, including awards that subsequently have been transferred.

Name	Grant date	Estimated future payouts under non-equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)		Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)
Dr. Keyvan Mohajer, CEO	February 15, 2024	$—	$484,583	$726,875
	August 1, 2024	—	—	—	1,500,000	(1)	$6,990,000
Nitesh Sharan, CFO	February 15, 2024	$—	$252,417	$378,625
	August 1, 2024	—	—	—	750,000	(1)	$3,495,000
Michael Zagorsek, COO	February 15, 2024	$—	$250,250	$375,375
	August 1, 2024	—	—	—	750,000	(1)	$3,495,000
Timothy Stonehocker, CTO	February 15, 2024	$—	$173,750	$260,625
	August 1, 2024	—	—	—	400,000	(1)	$1,864,000
James Hom, CPO	February 15, 2024	$—	$173,750	$260,625
	August 1, 2024	—	—	—	400,000	(1)	$1,864,000

____________

(1)      Service vesting-based restricted stock granted on August 1, 2024 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2024 with the remainder vesting over 3 years subject to the executive’s continued service with the Company through the applicable vesting date.

(2)      Amounts refer to target and maximum cash payments available to NEOs under the annual incentive compensation plan. Prorated salary changes effective August 1, 2024 were used for full year targets and maximum payouts. Despite our strong 2024 performance, our Compensation Committee exercised its discretion to reduce payouts under our 2024 non-equity incentive plan awards to 50% of our NEOs’ target amounts.

Outstanding Equity Awards at 2024 Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers as of December 31, 2024.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Dr. Keyvan Mohajer, CEO	—	—		—	$—	—
Nitesh Sharan, CFO	250,798	57,879	(2)	—	$7.51	9/27/2031
Michael Zagorsek, COO	138,905				$2.18	9/6/2027
	138,907				$2.90	8/15/2029
	444,499				$3.67	10/27/2030
Timothy Stonehocker, CTO	166,688				$2.90	8/15/2029
James Hom, CPO	—				—	—

____________

(1)      Awards are fully vested.

(2)      Grant Date of September 27, 2021; four year vesting schedule, under which 25% will vest 12 months after the grant date, and 3/48th of the shares will vest at the end of each quarter thereafter.

	Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Dr. Keyvan Mohajer, CEO	7/20/2022(3)	255,000	$5,059,200	480,000	$9,523,200
	9/7/2022(4)	100,000	$1,984,000
	8/3/2023(4)	333,333	$6,613,327
	8/1/2024(4)	1,333,333	$26,453,327
Nitesh Sharan, CFO	7/20/2022(3)	56,250	$1,116,000	200,000	$3,968,000
	9/7/2022(4)	50,000	$992,000
	8/3/2023(4)	194,444	$3,857,769
	8/1/2024(4)	666,667	$13,226,673
Michael Zagorsek, COO	8/4/2022(3)	106,250	$2,108,000	200,000	$3,968,000
	9/7/2022(4)	50,000	$992,000
	8/3/2023(4)	194,444	$3,857,769
	8/1/2024(4)	666,667	$13,226,673
James Hom, CPO	8/4/2022(3)	85,000	$1,686,400	160,000	$3,174,400
	9/7/2022(4)	38,889	$771,558
	8/3/2023(4)	111,111	$2,204,442
	8/1/2024(4)	355,556	$7,054,231

	Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Timothy Stonehocker, CTO	8/4/2022(3)	74,375	$1,475,600	140,000	$2,777,600
	9/7/2022(4)	38,889	$771,558
	8/3/2023(4)	111,111	$2,204,442
	8/1/2024(4)	355,556	$7,054,231

____________

(1)      PSU awards with performance goals not currently expected to be achieved but are reported above in accordance with SEC rules. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.            .

(2)      The dollar amounts shown in columns (h) and (j) are determined by multiplying the number of shares or units shown in column (c) or (e), as applicable, by $19.84, the closing price of our common stock on December 31, 2024.

(3)      Vesting in equal monthly installments over 4 years (48 months) from the grant date listed subject to the executive’s continued employment through the applicable vesting date.

(4)      Vesting in equal monthly installments over 3 years (36 months) from the grant date listed subject to the executive’s continued employment through the applicable vesting date.

Option Exercises and Stock Vested at 2024 Fiscal Year End

The following Option Exercises and Stock Vested table sets forth certain information regarding each exercise of stock options and each vesting of restricted stock during the last completed year for each of the named executive officers on an aggregated basis.

	Option awards			Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)		Number of shares acquired on vesting (#)	Value realized on vesting ($)
Dr. Keyvan Mohajer, CEO	833,435	$10,706,059	(1)	696,667	$7,378,689
Nitesh Sharan, CFO	—	—		356,250	$3,760,173
Michael Zagorsek, COO	416,719	7,452,077		350,000	$3,704,486
Timothy Stonehocker, CTO	—	—		221,944	$2,128,345
James Hom, CPO	—	—		229,444	$2,364,191

____________

(1)      Dollar value realized on exercise equals the difference between the fair market value at the exercise date less the exercise price of the option.

Pension Benefits

The Company has no defined benefit plans or other supplemental retirement plans for the named executive officers.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution plans or other nonqualified deferred compensation plans for the named executive officers.

Potential Payments Upon a Termination or Change in Control

Payments to our NEOs upon a termination of employment are described under the “Potential Payments Upon a Termination or Change in Control” table below. The benefits payable upon termination were determined through arm’s length negotiations in connection with each NEO entering into an employment letter agreement with the Company. Any amounts that could be received upon termination or change in control are subject to a full release of claims in favor of the Company.

NAME	BASE SALARY CONTINUATION ($)(1)	ANNUAL CASH BONUS CONTINUATION ($)	ACCRUED ANNUAL CASH BONUS ($)	ACCELERATION/ CONTINUED VESTING & EXERCISABILITY OF UNVESTED STOCK OPTIONS(2) ($)	ACCELERATION/ CONTINUED VESTING OF UNVESTED STOCK UNITS(3) ($)	HEALTH BENEFIT CONTINUATION(4) ($)	TOTAL ($)
Dr. Keyvan Mohajer, CEO
Without Cause/With Good Reason(1)	$133,250	$0	$533,000	—	—		$666,250
Change in Control(2)	$533,000	$0	$533,000	—	$49,633,053	$10,402	$50,709,456
Nitesh Sharan, CFO
Without Cause/With Good Reason	$110,500	$0	$287,300	—	—		$397,800
Change in Control	$442,000	$0	$287,300	$713,417	$23,160,442	$6,025	$24,609,184
Michael Zagorsek, COO
Without Cause/With Good Reason	$108,500	$0	$282,100	—	—		$390,600
Change in Control	$434,000	$0	$282,100	$0	$24,152,442	$7,250	$24,875,792
Timothy Stonehocker, CTO
Without Cause/With Good Reason	$91,250	$0	$182,500	—	—		$273,750
Change in Control	$365,000	$0	$182,500	—	$14,283,431	$0.00	$14,830,931
James Hom, CPO
Without Cause/With Good Reason	$91,250	$0	$182,500	—	—		$273,750
Change in Control	$365,000	$0	$182,500	—	$14,891,031	$0.00	$15,438,531

____________

(1)      The Company will pay an amount equal to 3 months of the NEOs’ then current base salary

(2)      Based on the closing market price of a share of our Class A common stock as of December 31, 2024 ($19.84), minus, in the case of stock options, the exercise price.

(3)      The Company will accelerate the vesting of any stock options that have time-based vesting and the RSUs such that will be deemed vested (as of the date of employment terminates). The Company may accelerate the vesting of PSUs in connection with the negotiation of any Change in Control transaction, which are included in the table.

(4)      The Company will pay the entire COBRA premiums necessary to continue health insurance coverage in effect for the executive and eligible dependents on the termination date until the earliest of (A) the close of the 3 months period following the termination of employment, (B) the expiration of eligibility for the continuation coverage under COBRA, and (C) the date when becoming eligible for substantially equivalent health insurance coverage in connection with new employment.

CEO Pay Ratio

Pursuant to a mandate of the Dodd-Frank Act, the SEC adopted a rule requiring that we annually disclose the ratio of our median employee’s total annual compensation to the total annual compensation of our CEO, Keyvan Mohajer, who is also our principal executive officer (the “CEO Pay Ratio”).

The Company’s compensation and benefits philosophy and the overall structure of the compensation and benefit programs are broadly similar across the organization and aim to encourage and reward all employees who contribute to the Company’s success. The Company strives to ensure the pay of every employee reflects the level of his or her job impact and responsibilities and is competitive within the Company’s peer group. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. The Company’s ongoing commitment to pay equity is critical to successfully supporting a diverse workforce with opportunities for all employees to grow, develop, and contribute.

We identified the median employee using annual total compensation, as determined pursuant to the Company’s tax and payroll records. We then determined the median employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K, as if the median employee’s pay were reportable in the Summary Compensation Table. Salary and wages were annualized for any permanent employees hired during the most recent fiscal year. A total of 373 employees globally who were employed by the Company on December 31, 2024, the last day of the Company’s fiscal year, were included in the determination of this calculation (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis).

Dr. Keyvan Mohajer’s, the Company’s CEO, total compensation in 2024 per our Summary Compensation Table was $7,716,875 and our median employee’s total compensation in 2024 was $184,823. Therefore, the Company’s 2024 CEO Pay Ratio was 42:1.

Pay Versus Performance

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows pay both as reported in the Summary Compensation Table for the applicable fiscal year and as “compensation actually paid” (or “CAP”) for our principal executive officer and as an average of all of our other NEOs (the “Non-PEO NEOs”) for the applicable fiscal year. Both the Summary Compensation Table pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Compensation Committee makes decisions regarding executive pay. We describe the Compensation Committee’s decision-making process for executive compensation above in the CD&A.

Year	Summary Compensation Total Compensation for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total Compensation Paid to Non- PEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income(4)	Revenue (in thousands)(5)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)
2024	$7,716,875	$54,715,854	$3,152,854	$22,622,580	$265	$25	$(350,681)	$84,693
2023	$1,863,978	$2,220,167	$998,949	$1,218,070	$28	$29	$(88,937)	$45,873
2022	$10,435,542	$3,652,792	$5,260,854	$1,239,969	$24	$50	$(116,713)	$31,129

____________

(1)      For 2023 and 2024, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan, Zagorsek, Hom, and Stonehocker. For 2022, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan and Irani.

(2)      The following table describes the adjustments to the Summary Compensation Table total pay for our PEO, as well as the average for our Non-PEO NEOs, to determine CAP, which has been computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned or paid to our NEOs during the applicable year. Year-End Fair Value of Equity Awards Granted in the Year and Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years were calculated using the closing market price of a share of our Class A common stock as of December 31, 2024 ($19.84).

(3)      The amounts reflect the cumulative total shareholder return (TSR) of our common stock and peer group at the end of each fiscal year. The TSR value listed in each year reflects what the cumulative value of $100 would be if invested on the date the Company began trading on Nasdaq following its Business Combination. The Peer Group consisted of BigBear.ai Holdings (BBAI), Cerence (CRNC), Five9 (FIVN), KORE Group Holdings (KORE), LivePerson (LPSN), Movella Holdings (MVLA), Fiscalnote Holdings (NOTE), Planet Labs (PL), Presto Automation (PRST), RingCentral (RNG), and Veritone (VERI).

(4)      The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year. SoundHound’s significant 2024 year-end stock price increase resulted in an increase in its fair value of contingent liabilities, negatively impacting the company’s net loss by $223 million. The fluctuation is non-operating and non-cash in nature and is calculated based on mark to market fair value accounting standards in accordance with GAAP.

(5)      While we use many financial and non-financial metrics to develop our executive compensation programs, revenue is the financial performance measure that, in our assessment, represents the most important financial performance measure used to link compensation actually paid to NEOs to company performance in our most recently completed fiscal year.

	PEO		Average of Non-PEO NEOs
Year in Table:	2024	2023	2024	2023
Total Compensation as reported in the Summary Compensation Table (“SCT”)	$7,716,875	$1,863,978	$3,152,854	$998,949
Less: Grant Date Fair Value of Equity Awards as reported in SCT	$(6,990,000)	$(1,326,000)	$(2,679,500)	$(607,750)
Add: Year-End Fair Value of Equity Awards Granted in the Year	$27,948,118	$1,178,666	$10,140,452	$535,950
Add: Change in Fair Value of Outstanding and Unvested Equity Awards	$15,154,469	$301,400	$6,759,849	$112,483
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$1,494,792	$138,667	$573,003	$119,405
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$9,391,600	$145,200	$4,675,922	$59,033
Compensation Actually Paid	$54,715,854	$2,220,167	$22,622,580	$1,218,070

Chart 1: Total Stockholder Return versus Compensation Actually Paid

Total Stockholder Return vs. Compensation Actually Paid
$250
$200
$150
$100
$50
$0
$100M
$80M
$60M
$40M
$20M
$0M
$100
$50.24
$23.60
$29.00
$28.27
$264.50
$25.30
$3.5M
$1.0M
$2.2M
$1.2M
$54.7M
$22.6M
2022
2023
2024
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Company Total Stockholder Return
Peer Group Total Stockholder Return

Chart 2: Net Income (Loss) versus Compensation Actually Paid

Net Income (Loss) vs. Compensation Actually Paid
Net Income (Loss)
Compensation Actually Paid
$0M
-$200M
-$400M
-$600M
-$800M
-$1,000M
$100M
$80M
$60M
$40M
$20M
$0M
-$116.7M
-$88.9M
-$350.7M
$3.5M
$1.0M
$2.2M
$1.2M
$54.7M
$22.6M
2022
2023
2024
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Net Income (Loss)

SoundHound’s significant 2024 year-end stock price increase resulted in an increase in its fair value of contingent liabilities, negatively impacting the company’s net loss by $223 million. The fluctuation is non-operating and non-cash in nature and is calculated based on mark to market fair value accounting standards in accordance with GAAP.

Chart 3: Revenue versus Compensation Actually Paid

SoundHound AI

Revenue vs. Compensation Actually Paid
$100M
$80M
$60M
$40M
$20M
$0M
Revenue
Compensation Actually Paid
$84.7M
$45.9M
$31.1M
$54.7M
$22.6M
$3.5M
$1.0M
$2.2M
$1.2M
2022
2023
2024
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Revenue

Tabular List of Financial Performance Measures

We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for our most recently completed fiscal year:

•        Revenue

•        Adjusted EBITDA

•        Annual Recurring Revenue

Director Compensation

The Compensation Committee most recently engaged Compensia in July 2024 to provide compensation consulting services. At this time, Compensia provided services related to the review of our compensation levels and equity awards against peer practices and provided perspectives on board compensation trends, particularly with respect to the Company’s peer group. Compensia did not provide any services to the Company other than its engagement by the Compensation Committee.

On August 1, 2024, our Board revised and approved a director compensation policy, which provides to each of the non-employee directors (i) an annual retainer of $35,000, payable quarterly (ii) additional annual cash retainers, payable quarterly, for committee service as follows: (A) Chair of the Audit Committee: $20,000; (B) member of the Audit Committee: $10,000; (C) Chair of the Compensation Committee: $14,500; (D) member of the Compensation Committee: $7,300; (E) Chair of the Nominating and Corporate Governance Committee: $7,500; and (F) member of the Nominating and Corporate Governance Committee: $3,800; (iii) an initial grant of restricted stock units having a grant day value of $380,000, although a director may elect to receive half of the initial grant in nonqualified stock options, which initial grant shall vest over three years; (iv) an annual grant of restricted stock units having a grant day value of $177,500, which shall vest over four quarters; and (iv) travel expense reimbursement. Prior to August 1, 2024, our Board remained on the previous director compensation policy, where the annual retainer was $32,000 and annual grant of restrictive stock had a grant day value of $165,000, while everything else remained the same. In the event of a Change in Control (as defined in the 2022 Incentive Award Plan), any then-unvested initial grant or annual RSU grant will fully vest (and become exercisable, in the case of an option) as of immediately prior to the effective time of such transaction, subject to the outside director’s continuous board service through the effective date of such transaction.

The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2024.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Option Awards ($)	Total ($)
Eric Ball	64,600	166,779	(2)	—	231,379
Larry Marcus	65,500	166,779	(3)	—	232,279
Diana Sroka	43,500	166,779	(4)	—	210,279

____________

(1)      The values reported here are the aggregate grant date fair values of such awards computed in accordance with FASB ASC Topic 718.

(2)      Eric Ball has 11,762 stock options and 22,938 Restricted Stock Awards unvested outstanding as of the end of the Company’s most recently completed fiscal year.

(3)      Lawrence Marcus has 27,946 Restricted Stock Awards unvested outstanding as of the end of the Company’s most recently completed fiscal year.

(4)      Diana Sroka has 11,762 Stock Options and 22,938 Restricted Stock Awards unvested outstanding as of the end of the Company’s most recently completed fiscal year.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 2, 2023, our board of directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), in order to comply with the final clawback rules adopted by the SEC under Rule 10D-1 under the Exchange Act and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

In fiscal year 2023, certain restatements of the Company’s financial statements were made to the Company’s condensed consolidated financial statements as of and for the three and nine months ended September 30, 2022, as of and for the year ended December 31, 2022, and as of and for the three months ended March 31, 2023 and the three and six months ended June 30, 2023. In accordance with the Clawback Policy, a recovery analysis of incentive-based compensation received by any of the Company’s executive officers during the period from and after October 2, 2023 was required. The Company conducted a recovery analysis and concluded that the incentive-based compensation received during the recovery period did not trigger a recovery.

Risk Considerations

The Compensation Committee reviews our compensation programs continuously throughout the year to assess and mitigate against material risks. The Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•        Our Board as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of its committees. In addition, our Board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.

•        Through discussions with management, the Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding the compensation of our named executive officers.

•        The majority of compensation provided to our named executive officers is delivered through equity awards, with payout based on long-term company performance. Our RSU awards vest over a long-term period, and our PSU awards are earned based on company performance. As the compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with our stockholders’ interests and they are motivated to carefully assess risks to the company to protect their compensation.

Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:

•        Our equity awards are subject to vesting conditions and performance goals that promote focus on long-term interests rather than only short-term results and create compelling incentives for executive retention.

•        We prohibit all speculative, short-sale, short-term, and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock performance.

•        We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock as of March 27, 2025 by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Common Stock and Class B Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 400,591,189 shares of Common Stock issued and outstanding as of March 27, 2025, which calculation includes (i) 368,055,781 shares of the Company’s Class A Common Stock and (ii) 32,535,408 shares of the Company’s Class B Common Stock. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, subject to the rights of any holders of any series of preferred stock, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of Class B Common Stock are entitled to ten votes per share on all matters submitted to stockholders for their vote or approval. Accordingly, as of the Record Date, a total of 693,409,861 votes may be cast at any meeting of stockholders.

In accordance with SEC rules, shares of our Class A Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after March 27, 2025 are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 5400 Betsy Ross Drive, Santa Clara, CA 95054. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership Table
Name of Beneficial Owners	Number of Shares of Class A Common Stock	% Class	Number of Shares of Class B Common Stock	% Class	% of Total Voting Power
Directors and Executive Officers
Dr. Keyvan Mohajer(1)	171,666	*	14,139,064	43.5%	20.4%
James Hom(2)	180,540	*	1,812,588	5.6%	2.6%
Larry Marcus(3)	173,190	*	—	—	*
Diana Sroka(4)	214,570	*	—	—	*
Dr. Eric Ball(5)	516,877	*	—	—	*
Dr. Seyed Majid Emami(6)	211,918	*	16,583,756	51.0%	23.9%
Timothy Stonehocker(7)	481,806	*	—	—	*
Nitesh Sharan(8)	984,881	*	—	—	*
Michael Zagorsek(9)	1,280,753	*	—	—	*
All directors and executive officers as a group (9 individuals)	4,216,201	1.1%	32,535,408	100.0%	47.0%
5% Holders
The Vanguard Group(10)	32,031,662	8.7%	—	—	4.6%
BlackRock, Inc.(11)	23,276,075	6.3%	—	—	3.4%

____________

*        Less than 1%.

(1)      Includes 171,666 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(2)      Includes 53,056 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(3)      Includes 4,007 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025 and 108,117 shares of Class A Common Stock held by Marcus Family Trust, dated 7/8/04, of which Larry Marcus is a co-trustee. Mr. Marcus disclaims beneficial ownership of the shares held by the trust except to the extent of any pecuniary interest he may have therein. Does not include securities held of record by Walden Sprout Opportunities Fund-A, LLC because Mr. Marcus is one of three managing members of such fund, he is not deemed to be a beneficial owner of the securities held by such fund. Mr. Marcus’s business address is 2105 Woodside Rd, Woodside, CA 94062.

(4)      Includes 84,685 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of March 27, 2025 and 2,003 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(5)      Includes 84,685 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of March 27, 2025 and 2,003 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(6)      Includes 53,056 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(7)      Includes 103,127 shares of Class A Common Stock in exchange for securities pursuant to the Merger Agreement, 166,688 shares of Class A Common Stock that are issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of March 27, 2025, and 51,806 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(8)      Includes 282,593 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of March 27, 2025 and 86,112 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(9)      Consists of 722,311 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of March 27, 2025 and 86,112 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 27, 2025.

(10)    According to a Schedule 13G/A filed on January 31, 2025, The Vanguard Group beneficially owns 32,031,662 shares of Class A Common Stock. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities beneficially owned by The Vanguard Group. The principal business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(11)    According to a Schedule 13G/A filed on November 12, 2024, BlackRock, Inc. beneficially owns 23,276,075 shares of Class A Common Stock. The principal business address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2024 relating to all our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (in thousands)	Weighted Average Exercise Price of Outstanding Options	Number of Granted Restricted Stock Awards Outstanding (in thousands)	Number of Securities Remaining Available for Future Issuance (in thousands)
Equity compensation plans approved by security holders	25,420	$3.74	16,716	4,570
Equity compensation plans not approved by security holders	—	$—	—	—
Total	25,420	$3.74	16,716	4,570

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Certain Relationships and Related Transactions, and Director Independence

The following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•        SoundHound has been or is to be a participant;

•        the amount involved exceeded or exceeds $120,000; and

•        any of SoundHound’s directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Since January 1, 2024, there have not been any related-party transactions.

Policies and Procedures for Related Party Transactions

In April 2022, SoundHound adopted a written related person transaction policy that sets forth the following policies and procedures for the identification, review, consideration and approval or ratification of related person transactions. SoundHound’s policies and procedures are designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

A “Related Person Transaction” is a transaction, arrangement or relationship in which SoundHound or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or one percent of the average of SoundHound’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to SoundHound as an employee or director are not covered by this policy. A “Related Person” means:

•        any person who is, or at any time during the applicable period was, one of SoundHound’s officers or one of the SoundHound’s directors;

•        any person who is known by SoundHound to be the beneficial owner of more than five percent (5%) of its voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, SoundHound’s management must present information regarding the related person transaction to the Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to SoundHound of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, SoundHound will collect information that SoundHound deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable SoundHound to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under SoundHound’s Code of Conduct, SoundHound’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to SoundHound;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, SoundHound’s best interests and those of SoundHound’s stockholders, as the Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements, and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement of which this prospectus is a part, and are available electronically on the website of the SEC at www.sec.gov.

Director Independence

Our Board is responsible for determining the independence of our directors. For purposes of determining director independence, our Board has applied the definitions set forth in Nasdaq Listing Rule 5605(a)(2) and the related rules of the SEC. Based upon its evaluation, our Board has affirmatively determined that the following directors meet the standards of independence: Dr Eric Ball, Larry Marcus and Diana Sroka.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2025

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed PricewaterhouseCoopers LLP. to serve as our independent registered public accounting firm for the year ending December 31, 2025. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider its appointment for future years. Prior to the appointment of PricewaterhouseCoopers LLP, Armanino LLP served as the Company’s independent registered public accounting firm from 2020 through 2023.

A representatives of PricewaterhouseCoopers LLP is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, including business combination activities during the year, the audit of our internal control over financial reporting, reviews of our quarterly financial statements, and reviews of SEC registration statements and related consents and comfort letters. The aggregate fees billed by PricewaterhouseCoopers LLP for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2024 and 2023 totaled $4,999,000 and $1,651,835, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” There were no audit-related fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2024 and 2023.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. There were no tax fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2024 and 2023.

All Other Fees

An aggregate of $2,000 and $2,000 was billed by PricewaterhouseCoopers LLP as other fees for the years ended December 31, 2024 and 2023, respectively.

Pre-Approval Policy

Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2024 with both management and PricewaterhouseCoopers LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2024 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with PricewaterhouseCoopers LLP, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Submitted by the Audit Committee of the Board of Directors

Dr. Eric Ball (Chair of the Audit Committee)
Larry Marcus
Diana Sroka

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of the holders of a majority of the voting power of the Common Stock represented and entitled to vote at the Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF PricewaterhouseCoopers LLP, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2025.

PROPOSAL 3
AUTHORIZED SHARE PROPOSAL

Description of Proposal

On April 17, 2025, the Board unanimously approved an amendment to the Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of Class A Common Stock authorized by 300,000,000, from 455,000,000 to 755,000,000, with a corresponding increase to the total number of shares of all classes of stock that the Corporation has authority to issue, which would be increased from 500,000,000 to 800,000,000. The Board directed the Authorized Share Proposal to be submitted to a vote of the Company’s stockholders at the Annual Meeting.

The Certificate of Incorporation currently authorizes the issuance of up to 500,000,000 shares, consisting of 455,000,000 shares of Class A Common Stock, 44,000,000 shares of Class B Common Stock and 1,000,000 shares of preferred stock. The Authorized Share Proposal will not increase or otherwise affect the Company’s authorized Class B Common Stock or preferred stock.

On the Record Date, the Company had an aggregate 368,055,781 shares of Class A Common Stock issued and outstanding, 32,535,408 shares of Class B Common Stock issued and outstanding and no shares of preferred stock issued or outstanding. Additionally, on the Record Date, there were 3,662,845 shares of Class A Common Stock issuable upon exercise of outstanding warrants, 5,737,672 shares of Class A Common Stock issuable upon exercise of outstanding stock options, 23,927,508 shares of Class A Common Stock issuable upon vesting of restricted stock units and 18,257,365 shares of Class A Common Stock issuable upon the achievement of certain milestones.

Reasons for the Authorized Share Proposal

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Class A Common Stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

The additional shares of Class A Common Stock will be available for issuance by the Board for various corporate purposes, including but not limited to raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. If the amendment is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Company’s then-current listing market or exchange. As of the date of this proxy statement, and other than the Company’s currently active “at-the-market” offering program, the Company does not currently have any plan or arrangement to issue any additional shares of Class A Common Stock, including through a financing transaction, if this proposal is approved.

The additional shares of Class A Common Stock to be authorized by adoption of the Authorized Share Proposal would have rights identical to the currently issued and outstanding shares of Class A Common Stock of the Company. Adoption of the Authorized Share Proposal would not affect the rights of existing holders of Class A Common Stock and would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Like existing holders, holders of shares of Class A Common Stock issued following adoption of the proposed amendment would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock or preferred stock. Any issuance of shares other than in connection with a stock split would reduce the proportionate ownership interest in the Company that each holder had immediately prior to the issuance and, depending on the price at which such shares are issued, could have a negative effect on the market price of the Class A Common Stock.

Anti-Takeover Considerations

The Company has not proposed the increase in the number of authorized shares of Class A Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Class A Common Stock in a private transaction to purchasers who would oppose a takeover and/or favor the current Board. In addition, the Certificate of Incorporation authorizes the issuance of “blank check” preferred stock with the designations, rights and preferences as may be determined from time to time by the Board. Accordingly, the Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Class A Common Stock. The issuance of preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. Although this proposal to increase the authorized number of shares of Class A Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

Effecting the Amendment Proposal

If the Authorized Share Proposal is approved by the stockholders, shortly after the Annual Meeting we will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, with such amendment to become effective upon filing. The form of amendment proposed by the Company to Section 4.1 of Article IV of the Certificate of Incorporation is attached to this proxy statement as Annex A. If more than one of the Charter Amendment Proposals are approved by stockholders, we may file an amended and restated certificate of incorporation to affect the amendment herein. Neither Delaware law, nor the Certificate of Incorporation, nor the Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Required Vote

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Authorized Share Proposal. Abstentions will have the same effect as votes against the proposal, but since this is a routine matter, brokers may vote at the Annual Meeting on this proposal provided that they have not received instructions from a beneficial owner.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL.

PROPOSAL 4
Opportunity Waiver Limitation Proposal

Introduction

Under Delaware law, directors and officers of a corporation owe fiduciary duties to the corporation and its stockholders, including the duty of loyalty. A recognized common law principle of the duty of loyalty under Delaware law is the corporate opportunity doctrine, which provides that a director or officer may not appropriate to himself or herself a business opportunity properly belonging to the corporation. Delaware law weighs various factors in considering whether a business opportunity properly belongs to the corporation, including whether the opportunity is in the corporation’s line of business, whether the corporation is financially able to exploit the opportunity, whether the corporation has an interest or expectancy in the opportunity, and whether the fiduciary would be placed in a position inimical to his duties to the corporation by taking the opportunity for him- or herself.

If a corporation determines not to pursue a corporate opportunity, however, it is no longer considered a breach of the duty of loyalty for a director or officer to take such corporate opportunity. Furthermore, Section 122(17) of the Delaware General Corporation Law (the “DGCL”) allows a corporation to “[r]enounce, in its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or 1 or more of its officers, directors or stockholders.” The legislative synopsis accompanying the adoption of Section 122(17) in 2000 states that “[n]ew subsection 122(17) clarifies that a corporation has the power to renounce in advance in its certificate of incorporation … specified business opportunities or specified classes or categories of business opportunities” and explains that subsection was added to “eliminate uncertainty regarding the power of a corporation to renounce corporate opportunities in advance.”

Article XII, Section 12.1 of our Certificate of Incorporation currently states as follows:

Section 12.1 Corporate Opportunity. The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. In addition to the foregoing, unless the Corporation and a director or officer of the Corporation otherwise agree in writing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

Reasons for Opportunity Waiver Limitation Amendment

On February 6, 2025, a stockholder of the Company (Jonathan Jones) filed a putative class action against the Company and its directors in the Court of Chancery of the State of Delaware (the “Corporate Opportunity Action”). The complaint in the Jones Action alleges, among other things, that Article XII, Section 12.1 of the Certificate of Incorporation violates Delaware law because its renunciation of corporate opportunities is impermissibly broad because it is not sufficiently limited to specified business opportunities or specified classes or categories of business opportunities and impermissibly waives fiduciary duties of the Company’s directors and officers.

The Company and its directors deny any and all wrongdoing alleged in the Corporate Opportunity Action. However, because the Corporate Opportunity Action called into question the validity of Article XII of the Certificate of Incorporation, and to avoid the cost and distraction of litigation, the Board determined that it was advisable and in the best interests of the Company and its stockholders to revise Article XII of the Certificate of Incorporation to read as set forth in Annex B to this proxy statement (the “Opportunity Waiver Limitation Amendment”) and to submit the Opportunity Waiver Limitation Amendment to the stockholders of the Company for approval.

Following the Board’s approval of the Opportunity Waiver Limitation Amendment, the Amendment was proposed to the plaintiff in the Corporate Opportunity Action. The plaintiff agreed that the proposed language mooted his claims, and on April 3, 2025, filed a letter to the Court advising that the parties had reached an agreement to moot the plaintiff’s claims. The letter also explained that the Opportunity Waiver Limitation Amendment will be submitted for a stockholder vote in connection with the upcoming annual stockholder meeting, and if the amendment is approved, the parties will proceed to jointly seek dismissal of the Corporate Opportunity Action.

Proposed Opportunity Waiver Limitation Amendment

If Proposal 4 regarding the Opportunity Waiver Limitation Amendment is approved by our stockholders, then Article XII of the Certificate of Incorporation would be revised such that the waiver would be limited to cover only the Company’s independent directors and would be further limited to waive only “Included Opportunities.” An “Included Opportunity” is any business opportunity relating to the research, development, manufacture, operation, production, or delivery of products or services related to conversational intelligence, voice artificial intelligence, voice interaction technology, automated voice technology or voice-enable products, voice-enable computing or voice-enable technologies that the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue and that is presented to, offered to, acquired, created or developed by, or which otherwise comes into the possession of, any of the Company’s independent directors, unless such business opportunity is presented to, offered to, acquired, created or developed by, or which otherwise comes into the possession of such independent director, expressly and solely in his or her capacity as a director of the Company.

The form of the proposed amendments to Article XII of the Certificate of Incorporation to effectuate the Opportunity Waiver Limitation Amendment, including the complete definition of “Included Opportunities,” is included as Annex B to this proxy statement.

If the Opportunity Waiver Limitation Amendment is approved by our stockholders, then the Company will have authority to file the Opportunity Waiver Limitation Amendment with the Secretary of State of the State of Delaware, with such amendment to become effective upon its filing. It is currently anticipated that, if the Opportunity Waiver Limitation Proposal is approved by our stockholders, the Company will file the Opportunity Waiver Limitation Amendment promptly after obtaining such approval. If more than one of the Charter Amendment Proposals are approved by stockholders, we may file an amended and restated certificate of incorporation to affect the amendment herein.

Vote Required

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Opportunity Waiver Limitation Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE Opportunity Waiver Limitation PROPOSAL.

PROPOSAL 5
OFFICER EXCULPATION PROPOSAL

Introduction

The State of Delaware enacted legislation in 2022 that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to, but more limited than, the protection already afforded to directors under our Certificate of Incorporation.

In line with the update to Delaware law, our Board has unanimously adopted a resolution to amend our Certificate of Incorporation, subject to stockholder approval, to extend exculpation to certain officers to provide for the elimination of monetary liability of certain officers of the Company for certain breaches of the fiduciary duty of care.

We are seeking stockholder approval to amend the Certificate of Incorporation to extend exculpation to certain officers to the fullest extent permitted by Delaware law (the “Proposed Exculpation Amendment”). In addition, while the Proposed Exculpation Amendment also includes conforming changes to the existing exculpation provision related to directors of the Company set forth in VIII of the Certificate of Incorporation, the current exculpation protections applicable to directors remain unchanged as a result of the Proposed Exculpation Amendment.

Purpose and Possible Effects of the Proposal

The Proposed Exculpation Amendment is a result of the Board’s ongoing review of corporate governance best practices and recent changes in Delaware law. In developing the Proposed Exculpation Amendment, the Board (including all members of the Corporate Governance and Nominating Committee) carefully considered the implications of amending our Certificate of Incorporation to provide exculpation from certain liability for certain of our officers as permitted by Delaware law.

In order to better position the Company to attract and retain qualified officers, the Board believes that it is important to extend exculpation protection to officers to the fullest extent permitted by Delaware law. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit.

The nature of their role often requires officers to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits that seek to impose liability with the benefit of hindsight, regardless of their merit. Aligning the protections available to our officers with those currently available to our directors to the extent such protections are permitted under Delaware law would empower officers to exercise their business judgment in furtherance of stockholder interests, without the potential distractions posed by the risk of personal liability.

The Board believes that the Proposed Exculpation Amendment strikes the appropriate balance between furthering our goals of attracting and retaining quality officers with promoting accountability to stockholders because, consistent with the update to Delaware law, the Proposed Exculpation Amendment would exculpate certain officers only in connection with direct claims brought by stockholders, including class actions, and would not eliminate or limit liability for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Additionally, in accordance with Delaware law, under the Proposed Exculpation Amendment, the only officers who would be eligible for exculpation would be (i) anyone serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller and Treasurer, (ii) any other officer identified in our public filings as one of our most highly compensated executive officers, and (iii) any other officer who has consented in a written agreement to be identified as an officer of the Company for purposes of service of process in Delaware.

Taking into account the narrow class and type of claims for which officers would be exculpated and the benefits the Board believes would accrue to the Company and our stockholders, which include enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits, the Board has declared the Proposed Exculpation Amendment to be advisable and has determined that it is in the best interests of the Company and our stockholders.

Additional information

The general description of the Proposed Exculpation Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Exculpation Amendment, which is attached as Annex C to this Proxy Statement.

If Proposal 5 is approved, the Company intends to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, with such amendment to become effective at the time of the filing. The Board reserves the right to elect to abandon the Proposed Exculpation Amendment at any time before it becomes effective even if it is approved by the stockholders. If Proposal 5 is not approved by the requisite vote of the stockholders, then a certificate of amendment to the Certificate will not be filed with the Secretary of State of the State of Delaware, Article VIII will remain unchanged, and our officers will not be entitled to exculpation under the DGCL. If more than one of the Charter Amendment Proposals are approved by stockholders, we may file an amended and restated certificate of incorporation to affect the amendment herein.

Vote Required

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Officer Exculpation Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OFFICER EXCULPATION PROPOSAL.

PROPOSAL 6
242(d) PROPOSAL

Introduction

Effective as of August 1, 2023, Section 242 of the DGCL was amended to add subsection (d), which, among other things, modifies the voting standard for the approval by stockholders of a Delaware corporation of an amendment to the corporation’s certificate of incorporation under certain circumstances to implement an increase or decrease in the number of authorized shares of one or more classes of the capital stock of the corporation or to effect a forward or reverse stock split with respect to one or more classes of the corporation’s outstanding capital stock. Prior to this amendment of Section 242, Delaware corporations were required to obtain the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on such a proposal, which is consistent with our Certificate of Incorporation in its current form. Pursuant to new Section 242(d)(2) of the DGCL, unless otherwise required by a corporation’s charter, the threshold for stockholder approval of a charter amendment to implement an increase or decrease in the number of authorized shares of a class of capital stock of a corporation or to effect a reverse stock split with respect to issued shares of a class of capital stock of a corporation is now the affirmative vote of a majority of the votes cast, so long as (a) the applicable class of shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the corporation will meet exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective. Additionally, new Section 242(d)(1) provides that a corporation may effect a forward stock split of a class of stock (and, in connection therewith, increase the number of authorized shares of such class up to an amount proportionate to the split) without a stockholder vote if the corporation has only one class of shares outstanding and that class is not divided into series.

Under our current Certificate of Incorporation, it would require the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, to effect an increase or decrease in the number of authorized shares of any class of capital stock of the Company or to effect a forward or reverse stock split of the outstanding shares of any class, notwithstanding that a lesser percentage may be permitted from time to time by applicable law. Accordingly, and in line with the update to Delaware law, our Board has unanimously adopted a resolution to amend our Certificate of Incorporation, subject to stockholder approval, to effectively adopt the reduced voting standard for stockholder approval to implement an increase or decrease in the number of authorized shares of a class of our capital stock or to effect a forward or reverse stock split of a class of our capital stock (the “Voting Requirement Amendment”). The text of the form of the Voting Requirement Amendment, which will affect Article IV and Article X of the Certificate of Incorporation, is set forth in Annex D to this proxy statement.

Purpose and Possible Effects of the Proposal

If the proposed Voting Requirement Amendment is approved, our Certificate of Incorporation will allow increases and decreases in the number of authorized shares of any class of capital stock of the Company and reverse stock splits to be approved by the affirmative vote of a majority of the votes cast, so long as (a) the applicable class is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the Company will meet exchange listing requirements immediately after the amendment becomes effective. If at any time the Company has only one class of stock outstanding, such as in the event that all Class B Common Stock were to have converted to Class A Common Stock, our Certificate of Incorporation as amended by the Voting Requirement Amendment would also permit the Company to effect forward stock splits (and proportionate increases to authorized shares) without a stockholder vote.

Given our large retail stockholder base and generally low voting participation of non-insiders, the Voting Requirement Amendment will enable us to streamline corporate actions that are generally viewed as routine matters that would otherwise require time-consuming and expensive stockholder outreach in connection with seeking to obtain the required stockholder approval. The addition of the voting standard set forth in Section 242(d)(2) of the DGCL may also provide a benefit to stockholders in the future as well to allow us to more easily approve a reverse stock split which could impact, among other things, our ability to maintain our exchange listing.

Timing and Effect of the Voting Requirement Amendment

If the proposed Voting Requirement Amendment is approved by our stockholders, it will become effective immediately upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If more than one of the Charter Amendment Proposals are approved by stockholders, we may file an amended and restated certificate of incorporation to affect the amendment herein. If the proposed Voting Requirement Amendment is not approved by our stockholders, our Certificate of Incorporation will not be amended to reflect this change.

Vote Required

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the 242(d) Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Board Recommendations

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 242(d) PROPOSAL.

PROPOSAL 7
STOCKHOLDER RATIFICATION PROPOSAL

Description of Proposal

On April 17, 2025, the Board unanimously approved an amendment to the Certificate of Incorporation, subject to stockholder approval, to remove Section 5.2.2 of Article V of the Certificate of Incorporation. Section 5.2.2 of Article V of the Certificate of Incorporation provides that the directors of the Company may submit any contract or act for approval or ratification at any meeting of Company’s stockholders called for the purpose of considering any such act or contract, and any contract or act that is approved or ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat, unless a higher vote is required by applicable law, shall be as valid and binding upon the Company and upon all Company stockholders as though it had been approved or ratified by every stockholder of the Company, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

Reasons for the Ratification Proposal

Over the past several years, there has been significant litigation questioning the validity of certain provisions contained in charters of Delaware corporations and, at the same time, the Delaware legislature has been actively updating the DGCL to adapt to an ever-changing corporate environment. Additionally, there have been questions raised as to whether conclusive determinations made by directors constitute an impermissible elimination of liability of directors. To reduce the likelihood of a possible claim in the future and because the Board has determined that the rights afforded by Section 5.2.2 are unnecessary for the continued governance of the Company, the Board adopted a proposal to remove Section 5.2.2 from the Certificate of Incorporation.

Effect of the Stockholder Ratification Proposal

If the Stockholder Ratification Proposal is approved by our stockholders, then the Company will have authority to file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which will become effective upon its filing, to remove Section 5.2.2 of Article V of the Certificate of Incorporation. It is currently anticipated that, if the Stockholder Ratification Proposal is approved by our stockholders, the Company will file an amendment to the Certificate of Incorporation promptly after obtaining such approval. If more than one of the Charter Amendment Proposals are approved by stockholders, we may file an amended and restated certificate of incorporation to affect the amendment herein.

Vote Required

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve Stockholder Ratification Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE STOCKHOLDER RATIFICATION PROPOSAL.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company or by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date, there were an aggregate of 400,591,189 shares of Common Stock outstanding, consisting of 368,055,781 shares of Class A Common Stock and 32,535,408 shares of Class B Common Stock. Stockholders are entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. Accordingly, a total of 693,409,861 votes may be cast at the Annual Meeting. In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of the holders of a majority of the voting power of the Common Stock represented and entitled to vote at the Annual Meeting is required for approval of proposal 2. The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve proposals 3 through 7. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2026 Annual Meeting must comply with the requirements set forth in the Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Bylaws require, among other things, that a stockholder must have given timely notice of any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to 2026 Annual Meeting of Stockholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2026 Annual Meeting of Stockholders is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the 2026 Annual Meeting of Stockholders was mailed or such public disclosure was made, whichever first occurs. Accordingly, for the 2026 Annual Meeting, assuming the meeting is held on May 22, 2026, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than March 23, 2026 and no earlier than February 21, 2026. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2026 Annual Meeting of Stockholders.

In addition to satisfying the advance notice requirements under the Company’s Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2026 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than March 24, 2026.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the Annual Report on Form 10-K by contacting Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

Annex A

CERTIFICATE OF AMENDMENT TO THE
SECONDED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF SOUNDHOUND AI, INC.

The undersigned, for the purposes of amending the Second Amended and Restated Certificate of Incorporation of SoundHound AI, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: Article IV, Section 4.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 4.1 Total Authorized The total number of shares of all classes of stock that the Corporation has authority to issue is 800,000,000 shares, consisting of: 755,000,000 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”), 44,000,000 shares of Class B Common Stock, $0.0001 par value per share (“Class B Common Stock” and collectively with the Class A Common Stock, the “Common Stock”) and 1,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

SECOND: The holders of a majority of the voting power of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FOURTH: The aforesaid amendment shall be effective upon the filing of this amendment.

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation to be duly executed by the undersigned this            day of            ,            .

SOUNDHOUND AI, INC.
By:
Name:
Title:

Annex A-2

Annex B

CERTIFICATE OF AMENDMENT TO THE
SECONDED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF SOUNDHOUND AI, INC.

The undersigned, for the purposes of amending the Second Amended and Restated Certificate of Incorporation of SoundHound AI, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: Article XII, Section 12.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 12.1 Corporate Opportunities. The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any “Included Opportunity.” The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its directors who are not also officers of the Corporation (“Outside Directors”) with respect to Included Opportunities. An “Included Opportunity” is any business opportunity relating to the research, development, manufacture, operation, production, or delivery of products or services related to conversational intelligence, voice artificial intelligence, voice interaction technology, automated voice technology or voice-enable products, voice-enable computing or voice-enable technologies that the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and that is presented to, offered to, acquired, created or developed by, or which otherwise comes into the possession of, any of the Corporation’s Outside Directors, unless such business opportunity is presented to, offered to, acquired, created or developed by, or which otherwise comes into the possession of, such Outside Director, expressly and solely in such Outside Director’s capacity as a director of the Corporation.”

SECOND: The holders of a majority of the voting power of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FOURTH: The aforesaid amendment shall be effective upon the filing of this amendment.

Annex B-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation to be duly executed by the undersigned this            day of            ,            .

SOUNDHOUND AI, INC.
By:
Name:
Title:

Annex B-2

Annex C

CERTIFICATE OF AMENDMENT TO THE
SECONDED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF SOUNDHOUND AI, INC.

The undersigned, for the purposes of amending the Second Amended and Restated Certificate of Incorporation of SoundHound AI, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: Article VIII, Section 8.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 8.1 A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. In addition to the foregoing, the officers of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer of the Corporation to the fullest extent permitted by the DGCL. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Section 8.1 by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation with respect to events occurring prior to the time of such repeal or modification.”

SECOND: The holders of a majority of the voting power of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FOURTH: The aforesaid amendment shall be effective upon filing of this amendment.

Annex C-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation to be duly executed by the undersigned this            day of            ,            .

SOUNDHOUND AI, INC.
By:
Name:
Title:

Annex C-2

Annex D

CERTIFICATE OF AMENDMENT TO THE
SECONDED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF SOUNDHOUND AI, INC.

The undersigned, for the purposes of amending the Second Amended and Restated Certificate of Incorporation of SoundHound AI, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: Article IV, Section 4.2 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 4.2. Section 242(b)(2) Opt-Out. The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor. For the avoidance of doubt, the Corporation elects to be governed by Section 242(d) of the DGCL.”

SECOND: Article IV, Section 4.3 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 4.3 Preferred Stock. The Corporation’s Board of Directors (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (the “Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock or any series thereof, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock. For the avoidance of doubt, the Corporation elects to be governed by Section 242(d) of the DGCL.”

THIRD: Article X, Section 10.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 10.1 Amendments. The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL, and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the rights reserved in this Article X. Subject to Sections 4.2 and 4.3 above, but notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, no provision of Article IV, Article V, Article VI, Section 7.1, Section 7.3, Article VIII, Article IX, or this Article X may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Second Amended and Restated Certificate or otherwise required by law,

Annex D-1

such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.”

FOURTH: The holders of a majority of the voting power of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

FIFTH: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

SIXTH: The aforesaid amendment shall be effective upon filing of this amendment.

Annex D-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation to be duly executed by the undersigned this            day of            ,            .

SOUNDHOUND AI, INC.
By:
Name:
Title:

Annex D-3

SOUNDHOUND AI, INC. 5400 BETSY ROSS DRIVE SANTA CLARA, CA 95054 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/22/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/22/2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 NAME CONTROL # SHARES THE COMPANY NAME INC. – COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except 1. Election of Directors Nominees To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 01 Dr. Keyvan Mohajer 02 James Hom 03 Larry Marcus 04 Dr. Eric Ball 05 Diana Sroka The Board of Directors recommends you vote FOR proposals 2 through 7. For Against Abstain 2 To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 3 To consider and vote upon an amendment to Section 4.1 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 455,000,000 to 755,000,000. 4 To consider and vote upon an amendment to Section 12.1 of Article XII of the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities. 5 To consider and vote upon an amendment to Article VIII of the Company’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation. For Against Abstain 6 To consider and vote upon amendments to Article IV and Article X of the Company’s Second Amended and Restated Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law. 7 To consider and vote upon an amendment to Section 5.2 of Article V of the Company’s Second Amended and Restated Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # 02 0000000000 0000676805_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, and Proxy Statement are available at www.proxyvote.com SOUNDHOUND AI, INC. Annual Meeting of Shareholders May 23, 2025, 7:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint Dr. Keyvan Mohajer, Nitesh Sharan and Warren Heit, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and/or Class B common stock of SoundHound AI, Inc. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 7:00 AM PDT on May 23, 2025, on a virtual basis at www.virtualshareholdermeeting.com/SOUN2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000676805_2 R1.0.0.2